                       ANNUAL REPORT | September 30, 2001


                                                                      The Strong

                                                                 Multi Cap Value
--------------------------------------------------------------------------------

                                                                            Fund


                              [PHOTO APPEARS HERE]



                                                                [LOGO OF STRONG]

                       ANNUAL REPORT | September 30, 2001


                                                                      The Strong


                                                                 Multi Cap Value
--------------------------------------------------------------------------------

                                                                            Fund



Table of Contents

Investment Review
     Strong Multi Cap Value Fund ................    2
     Special Meeting of Shareholders ............    4

Financial Information
     Schedule of Investments in Securities
          Strong Multi Cap Value Fund ...........    5
     Statement of Assets and Liabilities ........    8
     Statement of Operations ....................    9
     Statements of Changes in Net Assets ........   10
     Notes to Financial Statements ..............   11

Financial Highlights ............................   14

Report of Independent Accountants ...............   15

Strong Multi Cap Value Fund
================================================================================

Following a special meeting of shareholders on May 14, 2001, the Strong Schafer Value Fund was renamed the Strong Multi Cap Value Fund, Strong Capital Management, Inc. became the Fund's investment advisor, and I. Charles Rinaldi was named Portfolio Manager. See page 4 for additional information about the results of the meeting.

Your Fund's Approach

The Strong Multi Cap Value Fund invests primarily in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



                    Growth of an Assumed $10,000 Investment
                            From 10-22-85 to 9-30-01


                              [CHART APPEARS HERE]


                                                                 Lipper
                         The Strong                            Multi Cap
                          Multi Cap          S&P 500          Value Funds
                         Value Fund           Index*            Index*
                         ----------         --------          -----------
      Sep 85               $10,000          $ 10,000            $10,000
      Sep 86                10,820            12,761             12,246
      Sep 87                15,463            18,302             16,628
      Sep 88                13,066            16,039             15,489
      Sep 89                17,883            21,333             19,842
      Sep 90                14,769            19,362             16,866
      Sep 91                20,274            25,396             21,370
      Sep 92                24,085            28,202             23,825
      Sep 93                30,926            31,869             28,257
      Sep 94                32,295            33,044             29,464
      Sep 95                40,696            42,872             36,390
      Sep 96                45,983            51,589             42,260
      Sep 97                67,809            72,456             58,122
      Sep 98                51,863            79,010             53,945
      Sep 99                48,265           100,979             62,233
      Sep 00                54,893           114,394             68,838
      Sep 01                48,355            83,941             64,682



This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares.


Q.   How did your Fund perform?

A: For the 12-month period ended September 30, 2001, the Fund returned -11.91 percent. Although performance was negative on an absolute basis, on a relative basis the Fund significantly outperformed the S&P 500(R) Index's return of -26.62 percent. In a one-year period during which all domestic stock indexes posted negative returns, small capitalization value stocks represented the best-performing stock sector. The Fund's emphasis on smaller companies thus helped its relative results.

Q. What market conditions, market events, and other factors impacted your Fund's performance?

A: Going into September, financial markets and the economy were already having a lackluster year. There was, however, a sense that the Federal Reserve's numerous interest-rate reductions as well as federal tax cuts would eventually spark an improvement. These hopes were dashed in the aftermath of the attack on September 11. In addition to being one of the worst tragedies this country has ever experienced, this event shut down domestic stock markets for a total of four trading days. Once they reopened, the markets sold off massively.

                Average Annual Total Returns
                As of 9-30-01

                       1-year          -11.91%
                       3-year           -2.31%
                       5-year            1.01%
                       10-year           9.08%
                  Since Inception       10.39%
                     (10-22-85)

     Equity funds are volatile investments and should only be considered for long-term goals.

     The fallout from the bursting of the technology bubble continued as well. The Nasdaq Composite Index fell 59.2 percent for the one-year period through September 30. Investors fled from overvalued technology stocks, favoring bonds and cash. Those willing to stay in equities shifted heavily toward value names.

Q.   What investment strategies and techniques impacted your Fund's performance?

A: When we assumed management of the Fund in May, we indicated that we would work ourselves into more attractively valued stocks in a careful, deliberate fashion, rather than making swift, dramatic changes. With this gradual approach to making changes in the portfolio, we were able to maintain a wide margin of outperformance versus the S&P 500. Top contributors to annual results were Office Depot, Power Integrations, Lafarge, Cameco, and Canadian National Railway. Holdings in the telecommunications, energy, and pharmaceutical sectors hurt the Fund's results.

     While we were surprised by the magnitude of the decline in energy prices during the year, we believe that the long-term prospects for energy stocks are very bullish. After many years of underinvestment within the industry, it now appears that it will be difficult for petroleum companies to increase energy reserves. In the wake of the September attack, it is also likely that policy makers will place renewed emphasis on developing significant sources of energy reserves outside of the Middle East. Demand should also improve with a pickup in the economy. Meanwhile, energy-stock valuations are at attractive levels, and mergers and acquisitions activity is reasonably brisk. We therefore plan to maintain our overweighted position in energy, which accounted for 20.6 percent of net assets at the end of September.

Q.   What is your future outlook?

A: Following the September 11 attack, we heard many people stating, "everything has changed." While this may be true in terms of human behavior, we cannot help but recall the pundits stating at the height of the technology bubble that "this time is different"--in other words, that traditional measures of valuation no longer applied. Just as that earlier assessment proved to be mistaken, we believe that in the present situation historic norms will also reassert themselves. And in the past, the combination of strong fiscal and monetary stimulus, a calamitous event, and strong military retaliation has served to revitalize the stock market. The combination may ultimately prove to be stronger than anticipated, so we will be watchful for the higher long-term interest rates and inflation that may result.

     History also tends to show that value stocks do well following market bubbles. We therefore believe investors will be rewarded for staying the course. We thank you for your continued investment in the Strong Multi Cap Value Fund.

     I. Charles Rinaldi
     Portfolio Manager

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND (UNAUDITED)
--------------------------------------------------------------------------------

At a Special Meeting of Shareholders of the Fund held on May 14, 2001, shareholders approved a new investment advisory agreement between the Fund and Strong Capital Management, Inc., the election of a new Board of Directors of the Fund, the elimination of the Fund's fundamental investment policy restriction regarding investing in put or call options, the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc. (a newly-formed Wisconsin corporation) and the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year. The results of the shareholder votes were as follows:

To approve a new investment advisory agreement between the Fund and Strong Capital Management, Inc.

                For                Against                Abstain
           -------------         -----------            ----------
           4,771,912.758         208,796.324            64,448.035

To elect a new Board of Directors of the Fund.

                 Director             For              Withheld
           -----------------     -------------       -----------
           Richard S. Strong     4,810,922.081       234,235.036
            Marvin E. Nevins     4,810,713.021       234,444.096
            Willie D. Davis      4,811,680.570       233,476.547
            Stanley Kritzik      4,809,969.831       235,187.286
            William F. Vogt      4,813,700.459       231,456.658
              Neal Malicky       4,813,001.975       232,155.142

To approve the elimination of the Fund's fundamental investment policy restriction regarding investing in put or call options.

             For             Against         Abstain       Broker Non-Votes
         -------------     -----------      ----------     ----------------
         3,809,302.041     436,986.309      92,265.767        706,603.000

To approve the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc., a newly-formed Wisconsin corporation.

             For             Against         Abstain       Broker Non-Votes
         -------------     -----------      ----------     ----------------
         3,945,969.051     319,105.417      73,479.649        706,603.000

To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year.

                    For              Against           Abstain
               -------------        ----------        ----------
               4,929,231.280        52,305.571        63,620.266

SCHEDULE OF INVESTMENTS IN SECURITIES                         September 30, 2001
--------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND

                                                     Shares or
                                                     Principal              Value
                                                       Amount             (Note 2)
-----------------------------------------------------------------------------------
Common Stocks 98.0%
Auto Manufacturers - Domestic 2.9%
General Motors Corporation (d)                         209,000          $ 8,966,100

Auto/Truck - Original Equipment 5.4%
Borg-Warner Automotive, Inc.                           198,400            7,995,520
Superior Industries International, Inc.                259,800            8,627,958
                                                                        -----------
                                                                         16,623,478

Banks - Money Center 4.2%
Bank of America Corporation (d)                        147,000            8,584,800
J.P. Morgan Chase & Company                            123,900            4,231,185
                                                                        -----------
                                                                         12,815,985

Banks - Super Regional 0.9%
Mellon Financial Corporation (d)                        82,600            2,670,458

Building - Cement/Concrete/Aggregate 0.2%
Lafarge Corporation                                     22,600              754,840

Building - Construction Products/
  Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)                     721,900           10,915,128

Building - Maintenance & Services 0.5%
ABM Industries, Inc.                                    61,000            1,574,410

Chemicals - Specialty 2.2%
Solutia, Inc.                                          536,900            6,657,560

Electronics - Laser Systems/Component 2.5%
Coherent, Inc. (b) (d)                                 274,400            7,792,960

Electronics - Semiconductor Equipment 1.1%
Veeco Instruments, Inc. (b) (d)                        124,500            3,299,250

Electronics Products - Miscellaneous 1.1%
Power Integrations, Inc. (b)                           188,100            3,427,182

Finance - Investment Management 2.1%
Franklin Resources, Inc.                               182,900            6,341,143

Household - Appliances 1.9%
Maytag Corporation                                     236,900            5,837,216

Insurance - Property/Casualty/Title 9.7%
Chubb Corporation (d)                                  118,600            8,469,226
Mercury General Corporation (d)                        290,805           11,544,958
PartnerRe, Ltd.                                        209,900            9,886,290
                                                                        -----------
                                                                         29,900,474

Leisure - Gaming 1.3%
Harrah's Entertainment, Inc. (b) (d)                   110,500            2,984,605
Station Casinos, Inc. (b)                              129,900            1,091,160
                                                                        -----------
                                                                          4,075,765

Medical - Ethical Drugs 4.5%
Bristol-Myers Squibb Company                            89,600            4,978,176
ICN Pharmaceuticals, Inc.                               66,500            1,752,275
Schering-Plough Corporation                            181,700            6,741,070
Zimmer Holdings, Inc. (b)                               10,210              283,328
                                                                        -----------
                                                                         13,754,849

Medical - Products 2.1%
Pall Corporation                                       329,100            6,400,995

Medical/Dental - Services 2.6%
Omnicare, Inc. (d)                                     364,100            7,948,303

Metal Ores - Gold/Silver 3.2%
Newmont Mining Company (d)                             414,300            9,777,480

Metal Ores - Miscellaneous 4.4%
Cameco Corporation                                     592,900           13,494,404

Oil & Gas - Drilling 2.3%
Helmerich & Payne, Inc.                                264,100            6,893,010

Oil & Gas - Field Services 8.1%
Global Industries, Ltd. (b) (d)                        871,400            4,749,130
Halliburton Company                                    139,600            3,147,980
Key Energy Services, Inc. (b)                          817,750            5,200,890
Petroleum Geo-Services ASA
  Sponsored ADR (b)                                    647,000            4,076,100
Schlumberger, Ltd. (d)                                 171,600            7,842,120
                                                                        -----------
                                                                         25,016,220

Oil & Gas - International Integrated 3.2%
Conoco, Inc. (d)                                       232,300            5,907,389
Petroleo Brasileiro SA Petrobras
  Sponsored ADR                                        192,100            3,793,975
                                                                        -----------
                                                                          9,701,364

Oil & Gas - United States Exploration &
  Production 7.0%
Forest Oil Corporation (b) (d)                         384,100            9,525,680
Noble Affiliates, Inc.                                 225,100            6,975,849
Stone Energy Corporation (b) (d)                       159,000            5,119,800
                                                                        -----------
                                                                         21,621,329

Retail - Department Stores 1.5%
May Department Stores Company                          157,800            4,579,356

Retail - Discount & Variety 2.2%
Family Dollar Stores, Inc. (d)                         245,800            6,764,416

Retail/Wholesale - Office Supplies 4.5%
Office Depot, Inc. (b) (d)                           1,015,700           13,813,520

Steel - Specialty Alloys 3.0%
UCAR International, Inc. (b)                         1,032,900            9,192,810

Telecommunications - Equipment 1.0%
ECI Telecom, Ltd.                                    1,283,400            3,208,500

Telecommunications - Services 5.3%
ALLTEL Corporation                                     107,200            6,212,240
Montana Power Company                                  875,600            4,596,900
WorldCom, Inc.-WorldCom Group (b) (d)                  367,200            5,522,688
                                                                        -----------
                                                                         16,331,828

Transportation - Rail 2.0%
Canadian National Railway Company (d)                  163,100            6,205,955

Trucks & Parts - Heavy Duty 1.6%
Dana Corporation (d)                                   320,100            4,993,560
-----------------------------------------------------------------------------------
Total Common Stocks (Cost $396,636,536)                                 301,349,848
-----------------------------------------------------------------------------------
Short-Term Investments (a) 2.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 9/28/01), 3.15%,
  Due 10/01/01 (Repurchase proceeds
  $4,601,208); Collateralized by: United
  States Government & Agency Issues (c)              $4,600,000            4,600,000

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             September 30, 2001
--------------------------------------------------------------------------------

STRONG MULTI CAP VALUE FUND (continued)


                                                     Shares or
                                                     Principal              Value
                                                       Amount             (Note 2)
------------------------------------------------------------------------------------

State Street Bank (Dated 9/28/01), 2.75%,
  Due 10/01/01 (Repurchase proceeds
  $2,100,181); Collateralized by: United
  States Government Agency Issues (c)                $2,099,700         $  2,099,700
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,699,700)                             6,699,700
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Investments In Securities (Cost $403,336,236) 100.2%               308,049,548
Other Assets and Liabilities, Net (0.2%)                                    (475,320)
------------------------------------------------------------------------------------
Net Assets 100.0%                                                       $307,574,228
====================================================================================



WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------
                                                     Contracts            Premiums
------------------------------------------------------------------------------------
Options outstanding at beginning of year                    --            $       --
Options written during the year                          6,950             1,455,760
Options closed                                          (2,584)             (573,398)
Options expired                                           (400)              (88,420)
Options exercised                                         (141)              (46,035)
                                                     ---------            ----------
Options outstanding at end of year                       3,825            $  747,907
                                                     =========            ==========

Closed, expired and exercised options resulted in a capital gain of $451,110.


WRITTEN CALL OPTIONS DETAIL
----------------------------------------------------------------------------------------------
                                                                  Contracts
                                                                 (100 shares          Value
                                                                per contract)        (Note 2)
-----------------------------------------------------------------------------------------------
Bank of America Corporation
  (Strike price is $65.00. Expiration date is 10/19/01.
  Premium received is $14,700.)                                      100             ($  1,750)

Canadian National Railway Company
  (Strike price is $45.00. Expiration date is 1/18/02.
  Premium received is $26,549.)                                      150               (13,875)

Chubb Corporation
         (Strike price is $70.00. Expiration date is 10/19/01.
         Premium received is $28,699.)                               100               (31,500)
         (Strike price is $65.00. Expiration date is 11/16/01.
         Premium received is $97,397.)                               200              (159,000)
         (Strike price is $70.00. Expiration date is 11/16/01.
         Premium received is $22,099.)                                50               (22,300)
         (Strike price is $65.00. Expiration date is 1/18/02.
         Premium received is $31,849.)                                50               (47,250)
         (Strike price is $70.00. Expiration date is 1/18/02.
         Premium received is $50,198.)                               100               (63,500)

Coherent, Inc.
         (Strike price is $30.00. Expiration date is 11/16/01.
         Premium received is $20,199.)                               100               (26,000)
         (Strike price is $35.00. Expiration date is 11/16/01.
         Premium received is $15,849.)                                50                (6,125)
         (Strike price is $40.00. Expiration date is 11/16/01.
         Premium received is $6,100.)                                 50                (2,500)
         (Strike price is $30.00. Expiration date is 1/18/02.
         Premium received is $12,600.)                                50               (12,750)

Conoco, Inc.
         (Strike price is $25.00. Expiration date is 11/16/01.
         Premium received is $7,600.)                                 50                (7,875)

Dana Corporation
         (Strike price is $15.00. Expiration date is 11/16/01.
         Premium received is $6,350.)                                 50                (7,625)

Family Dollar Stores, Inc.
         (Strike price is $25.00. Expiration date is 1/18/02.
         Premium received is $15,899.)                                75               (29,250)
         (Strike price is $30.00. Expiration date is 1/18/02.
         Premium received is $5,350.)                                 50                (6,625)

Forest Oil Corporation
         (Strike price is $30.00. Expiration date is 11/16/01.
         Premium received is $24,280.)                               250               (13,125)

General Motors Corporation
         (Strike price is $40.00. Expiration date is 10/19/01.
         Premium received is $12,900.)                                50               (18,750)

Global Industries, Ltd.
         (Strike price is $5.00. Expiration date is 12/21/01.
         Premium received is $35,599.)                               400               (41,000)
         (Strike price is $7.50. Expiration date is 12/21/01.
         Premium received is $29,275.)                               150                (4,125)
         (Strike price is $10.00. Expiration date is 12/21/01.
         Premium received is $24,925.)                               300                (3,750)

Harrah's Entertainment, Inc.
         (Strike price is $25.00. Expiration date is 11/16/01.
         Premium received is $14,350.)                                50               (15,750)
         (Strike price is $30.00. Expiration date is 2/15/02.
         Premium received is $9,100.)                                 50                (9,500)

Mellon Financial Corporation
         (Strike price is $35.00. Expiration date is 12/21/01.
         Premium received is $14,775.)                                75                (9,188)

Mercury General Corporation
         (Strike price is $40.00. Expiration date is 12/21/01.
         Premium received is $49,598.)                               300               (54,750)

Newmont Mining Company
         (Strike price is $25.00. Expiration date is 12/21/01.
         Premium received is $12,700.)                               100               (19,250)

Office Depot, Inc.
         (Strike price is $15.00. Expiration date is 1/18/02.
         Premium received is $15,799.)                               200               (19,000)

Omnicare, Inc.
         (Strike price is $25.00. Expiration date is 10/19/01.
         Premium received is $8,150.)                                100                (2,750)
         (Strike price is $25.00. Expiration date is 12/21/01.
         Premium received is $8,850.)                                 50                (4,875)

Schlumberger, Ltd.
         (Strike price is $50.00. Expiration date is 10/19/01.
         Premium received is $19,699.)                               100                (7,750)

Stone Energy Corporation
         (Strike price is $35.00. Expiration date is 12/21/01.
         Premium received is $17,349.)                                50               (12,000)
         (Strike price is $40.00. Expiration date is 12/21/01.
         Premium received is $6,850.)                                 50                (4,625)

                                                                 Contracts
                                                                 (100 shares           Value
                                                                 per contract)        Note 2)
----------------------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
----------------------------------------------------------------------------------------------
Veeco Instruments, Inc.
     (Strike price is $25.00. Expiration date is 10/19/01.
     Premium received is $22,274.)                                    75             ($ 19,875)
     (Strike price is $30.00. Expiration date is 1/18/02.
     Premium received is $45,296.)                                   150               (45,000)

WorldCom, Inc.-WorldCom Group
     (Strike price is $15.00. Expiration date is 12/21/01.
     Premium received is $14,700.)                                   100               (18,250)
                                                                   -----             ---------
                                                                   3,825             ($761,238)
                                                                   =====             =========

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2001

                                                                Strong Multi Cap
                                                                   Value Fund
                                                                ----------------
                                                                    (Note 1)
Assets:
  Investments in Securities, at Value (Cost of $403,336,236)      $308,049,548
  Receivable for Securities Sold                                       221,793
  Dividends and Interest Receivable                                    237,661
  Other Assets                                                         241,530
                                                                  ------------
  Total Assets                                                     308,750,532

Liabilities:
  Payable for Securities Purchased                                     112,398
  Written Options, at Value (Premium Received of $747,907)             761,238
  Payable for Fund Shares Redeemed                                      99,375
  Accrued Operating Expenses and Other Liabilities                     203,293
                                                                  ------------
  Total Liabilities                                                  1,176,304
                                                                  ------------
Net Assets                                                        $307,574,228
                                                                  ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                   $454,986,492
  Undistributed Net Investment Income                                  106,629
  Accumulated Net Realized Loss                                    (52,218,874)
  Net Unrealized Depreciation                                      (95,300,019)
                                                                  ------------
  Net Assets                                                      $307,574,228
                                                                  ============
Capital Shares Outstanding (Unlimited Number Authorized)             6,729,517

Net Asset Value Per Share                                               $45.71
                                                                        ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2001

                                                                               Strong Multi Cap
                                                                                  Value Fund
                                                                                   (Note 1)
                                                                               ----------------
Income:
  Dividends (net of foreign withholding taxes of $98,187)                         $  5,550,195
  Interest                                                                             423,836
                                                                                  ------------
  Total Income                                                                       5,974,031

Expenses:
  Investment Advisory Fees                                                           3,409,033
  Administrative Fees                                                                  348,054
  Custodian Fees                                                                        12,602
  Shareholder Servicing Costs                                                        1,439,920
  Reports to Shareholders                                                              387,832
  Other                                                                                278,079
                                                                                  ------------
  Total Expenses before Fees Paid Indirectly by Advisor and Earnings Credits         5,875,520
  Fees Paid Indirectly by Advisor                                                       (8,024)
  Earnings Credits (Note 2J)                                                               (94)
                                                                                  ------------
  Expenses, Net                                                                      5,867,402
                                                                                  ------------
Net Investment Income                                                                  106,629

Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
    Investments                                                                     43,542,111
    Options                                                                            451,110
                                                                                  ------------
    Net Realized Gain                                                               43,993,221
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                    (86,859,070)
    Options                                                                            (13,331)
                                                                                  ------------
    Net Change in Unrealized Appreciation/Depreciation                             (86,872,401)
                                                                                  ------------
Net Loss on Investments                                                            (42,879,180)
                                                                                  ------------
Net Decrease in Net Assets Resulting from Operations                              ($42,772,551)
                                                                                  ============


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                         Strong Multi Cap Value Fund
                                                                       -------------------------------
                                                                         Year Ended       Year Ended
                                                                       Sept. 30, 2001   Sept. 30, 2000
                                                                       --------------   --------------
                                                                          (Note 1)
Operations:
  Net Investment Income (Loss)                                          $    106,629     ($       159)
  Net Realized Gain                                                       43,993,221        8,251,693
  Net Change in Unrealized Appreciation/Depreciation                     (86,872,401)      53,881,436
                                                                        ------------     ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        (42,772,551)      62,132,970

Distributions From Net Investment Income                                          --       (5,737,017)
Capital Share Transactions:
  Proceeds from Shares Sold                                              102,835,747       97,012,305
  Proceeds from Reinvestment of Distributions                                     --        5,560,120
  Payment for Shares Redeemed                                           (154,435,741)    (416,327,703)
                                                                        ------------     ------------
  Net Decrease in Net Assets from Capital Share Transactions             (51,599,994)    (313,755,278)
                                                                        ------------     ------------
Total Decrease In Net Assets                                             (94,372,545)    (257,359,325)
Net Assets:
  Beginning of Year                                                      401,946,773      659,306,098
                                                                        ------------     ------------
  End of Year                                                           $307,574,228     $401,946,773
                                                                        ============     ============

Transactions in Shares of the Fund:
  Sold                                                                     1,942,593        1,972,567
  Issued in Reinvestment of Distributions                                         --          115,713
  Redeemed                                                                (2,959,093)      (8,645,385)
                                                                           ---------        ---------
  Net Decrease in Shares of the Fund                                      (1,016,500)      (6,557,105)
                                                                           =========        =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2001

1.   Organization

     Strong Multi Cap Value Fund (the "Fund"; formerly Strong Schafer Value
     Fund) is a diversified series of Strong Equity Funds II, Inc. (formerly Strong Schafer Value Fund, Inc.), an open-end management investment company registered under the Investment Company Act of 1940, as amended. At a Special Meeting of Shareholders of the Fund held on May 14, 2001, shareholders approved the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc. ("SEFII"), a newly-formed Wisconsin corporation, pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the Fund to SEFII, the distribution to the Fund's shareholders of an equal number of shares of the initial series of SEFII in exchange for their shares of the Fund and the subsequent liquidation and dissolution of the Fund as a Maryland corporation. In addition, shareholders approved a new investment advisory agreement between the Fund and Strong Capital Management, Inc., replacing Strong Schafer Capital Management, L.L.C., the Fund's previous investment advisor. See Note 7 for further information about the Special Meeting of Shareholders of the Fund.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at September 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in security prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the

--------------------------------------------------------------------------------
September 30, 2001 (Unaudited)

          option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Effective May 14, 2001, investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Prior to May 14, 2001, Strong Schafer Capital Management, LLC, the Fund's previous investment advisor (see Note 1), received investment advisory fees computed at an annual rate of 1.00% of the Fund's average daily net assets and no administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at September 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the year then ended, were $100,768, $1,439,920, $13,475 and $37,943, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At September 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, during the year ended September 30, 2001 were $215,100,425 and $268,088,699, respectively. There were no purchases or sales of long-term government securities during the year ended September 30, 2001.

6.   Income Tax Information

     At September 30, 2001, the cost of investments in securities for federal income tax purposes was $404,282,477. Net unrealized depreciation of securities was $96,232,929, consisting of gross unrealized appreciation and depreciation of $18,693,822 and $114,926,751, respectively. The Fund utilized $44,584,362 of its capital loss carryover during the year ended September 30, 2001, and at September 30, 2001, the Fund had a capital loss carryover of $51,230,648 which expires in 2007.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2001 which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

7.   Results of Special Meeting of Shareholders of the Fund (Unaudited)

     At a Special Meeting of Shareholders of the Fund held on May 14, 2001, shareholders approved a new investment advisory agreement between the Fund and Strong Capital Management, Inc., the election of a new Board of Directors of the Fund, the elimination of the Fund's fundamental investment policy restriction regarding investing in put or call options, the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc. (a newly-formed Wisconsin corporation) and the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year. The results of the shareholder votes were as follows:

     To approve a new investment advisory agreement between the Fund and Strong Capital Management, Inc.

                      For           Against       Abstain
                 -------------    -----------    ----------
                 4,771,912.758    208,796.324    64,448.035

     To elect a new Board of Directors of the Fund.

                  Director              For          Withheld
              -----------------    -------------    -----------
              Richard S. Strong    4,810,922.081    234,235.036
              Marvin E. Nevins     4,810,713.021    234,444.096
              Willie D. Davis      4,811,680.570    233,476.547
              Stanley Kritzik      4,809,969.831    235,187.286
              William F. Vogt      4,813,700.459    231,456.658
              Neal Malicky         4,813,001.975    232,155.142


     To approve the elimination of the Fund's fundamental investment policy restriction regarding investing in put or call options.

             For           Against       Abstain      Broker Non-Votes
        -------------    -----------    ----------    ----------------
        3,809,302.041    436,986.309    92,265.767      706,603.000

     To approve the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc., a newly-formed Wisconsin corporation.

              For           Against       Abstain      Broker Non-Votes
         -------------    -----------    ----------    ----------------
         3,945,969.051    319,105.417    73,479.649      706,603.000

     To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year.

                       For          Against       Abstain
                  -------------    ----------    ----------
                  4,929,231.280    52,305.571    63,620.266


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                --------------------------------------------------------
                                                                Sept. 30,  Sept. 30,     Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                                     2001(d)     2000          1999       1998       1997
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $51.89     $46.10        $49.85     $67.29     $47.28
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.02      (0.00)(b)(c)   0.44       0.40       0.39
   Net Realized and Unrealized Gains (Losses) on Investments      (6.20)      6.29         (3.83)    (15.81)     21.48
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (6.18)      6.29         (3.39)    (15.41)     21.87
Less Distributions:
   From Net Investment Income                                        --      (0.50)        (0.36)     (0.59)     (0.43)
   From Net Realized Gains                                           --         --            --      (1.44)     (1.43)
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               --      (0.50)        (0.36)     (2.03)     (1.86)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $45.71     $51.89        $46.10     $49.85     $67.29
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
   Total Return                                                  -11.9%     +13.7%         -6.9%     -23.5%     +47.5%
   Net Assets, End of Period (In Millions)                         $308       $402          $659     $1,428     $1,318
   Ratio of Expenses to Average Net Assets Without
      Fees Paid Indirectly by Advisor and Earnings Credits         1.6%       1.5%          1.4%       1.2%       1.2%
   Ratio of Expenses to Average Net Assets                         1.6%       1.5%          1.4%       1.2%       1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets     0.0%(b)   (0.0%)(b)      0.6%       0.7%       0.8%
   Portfolio Turnover Rate                                        58.1%      52.2%         67.1%      39.0%      22.5%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005 or 0.05%.
(c) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(d) Effective May 14, 2001, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Equity Funds II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Multi Cap Value Fund (formerly known as Strong Schafer Value Fund, Inc.; comprising Strong Equity Funds II, Inc., hereafter referred to as the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 25, 2001

                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Elizabeth N. Cohernour, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT18063-1001


Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[INSERT PICTURE]

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[LOGO OF STRONG FUND]

                                                          AMCVAL/WH2101    09-01